Neuberger Berman ETF Trust® (the “Trust”)
Neuberger Berman Carbon Transition & Infrastructure ETF (the “Fund”)
Supplement to the Summary Prospectus and Prospectus, each dated December 18, 2023, as amended and supplemented

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY AND NAME

The Board of Trustees of the Trust (“Board”) has approved a change in the name, 80% Policy and strategy of the Fund as well as certain additional changes that are subject to shareholder approval.

Proposed Name, 80% Policy and Strategy Changes

The Board approved a proposal to change the name of the Fund from Neuberger Berman Carbon Transition & Infrastructure ETF to Neuberger Berman Energy Transition & Infrastructure ETF along with a related change to the Fund’s policy to invest at least 80% of its net assets (plus borrowing for investment purposes) in equity securities of carbon transition companies and infrastructure companies (“80% Policy”).  The Fund’s 80% Policy would be changed to invest at least 80% of its net assets (plus borrowing for investment purposes) in equity securities of energy transition companies and infrastructure companies.  These changes will be accompanied by related changes to the principal investment strategies to more closely align them with the new name and 80% Policy of the Fund.

It is currently anticipated that these changes would only occur if shareholders approve the proposed changes described below.

Proposed Changes Subject to Shareholder Approval

In connection with the changes to the name, 80% Policy and principal investment strategies, the Board approved the following proposals, which are subject to shareholder approval:

(1)	A proposal to change the Fund from a diversified fund to a non-diversified fund.
(2)	A proposal to change the Fund’s current fundamental policy on industry concentration to more closely align with the new name of the Fund.
(3)
A proposal to change the Fund’s current management agreement from a unitary fee arrangement to a separate management agreement and administration agreement.  (The total annual operating expenses after fee waivers and/or expense reimbursements for the Fund are not expected to increase as a result of these changes.)

All of these proposals require the approval of shareholders and shareholders of the Fund will be asked to vote on these proposals at an upcoming shareholder meeting that is anticipated to be held on or about October 14, 2024 (“Meeting”).  Additional and important details about these changes will be described in a proxy statement, which is anticipated to be available in August 2024.

If the shareholders of the Fund approve the proposals at the Meeting, these changes, including those to the name, 80% Policy and strategy, are expected to become effective soon after the Meeting.

Shareholders of the Fund are urged to read the proxy statement when it becomes available because it will contain more information about the proposed changes. The foregoing disclosure is not intended to solicit a proxy from any shareholder of the Fund.

The date of this supplement is July 15, 2024.
Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com